SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):  January 17, 2003

                      FASHIONMALL.COM, INC.
       (Exact Name of Registrant as Specified in Charter)

         Delaware                   0-26151                 06-1544139

(State or Other Jurisdiction  (Commission File Number)  (I.R.S. Employer
      of Incorporation)                                  Identification No.)


            774 Mays Blvd #10-259, Incline Village, NV   89451
           (Address of principal executive office and zip code)


            Registrant's telephone number, including area code:
                         (775) 833-3233


Item 5.   Other Events.

     On January 17, 2003, the Registrant publicly disseminated a press release announcing that it will file a Form 15 with the Securities and Exchange Commission in 30 days to deregister the Registrant's common stock under the Securities Exchange Act of 1934. A copy of this press release of the Registrant is included herein as Exhibit 99.1. This press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)  Exhibits.

         99.1   Press  Release, dated January   17, 2003,
         announcing that the Registrant will file a Form 15
         with the Securities and Exchange Commission in 30 days to deregister the Registrant's common stock under the Securities Exchange Act of 1934.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      FASHIONMALL.COM, INC.

                       By:  /s/ Benjamin Narasin
                       Name: Benjamin Narasin
                       Title: Chairman

Date: January 17, 2003




                          EXHIBIT INDEX

Exhibit
Number                     Description


99.1 Press Release, dated January 17, 2003, announcing that the
     Registrant will file a Form 15 with the Securities and Exchange Commission in 30 days to deregister the Registrant's common stock under the Securities Exchange Act of 1934.



                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE

Contact:  Benjamin Narasin
Fashionmall.com, Inc.
(775) 833-3233

           Fashionmall.com to Deregister Common Stock

INCLINE VILLAGE, NV, January 17, 2003 -- Fashionmall,com, Inc. (OTCBB: FASH.OB) today announced that it will file a Form 15 with the Securities and Exchange Commission on February 17, 2003 to deregister its common stock under the Securities Exchange Act of 1934.

As a result of this action, the Company's obligation to file periodic reports, including its quarterly and annual reports, will be suspended effective immediately upon filing of the Form
15. In addition, the Company's common stock will no longer be quoted on the OTC Bulletin Board and may be quoted on the Pink Sheets. Accordingly, stockholders in need of near term liquidity
may desire to sell their stock prior to February 17, 2003.   The
deregistration is expected to become effective within 90 days of filing the Form 15.

The Company's Board of Directors considered many factors in
making this decision.   These factors included, but were not
limited to, (i) the number of the Company's stockholders of record, which as of January 17, 2003 was 51, (ii) the nature and extent of the trading of the Company's common stock, and (iii) the costs associated with the preparation and filing of the Company's periodic reports. The Board may also consider offers to use the Company as a public shell, provided that it can distribute to its stockholders essentially the same amount as would be received in a liquidation, provided that, based on previous disappointing experiences, the Board will not consider any such offer unless the offeror bears the expenses of negotiating the deal.


About Fashionmall.com, Inc.

Fashionmall.com, Inc. has historically operated multiple Internet properties within the fashion lifestyle segment and generated revenues from these properties by charging fees for the placement of either store links, advertising, content or other materials on the sites.


Information Regarding Forward-Looking Statements

STATEMENTS IN THIS PRESS RELEASE RELATING TO FASHIONMALL.COM, INC.'S PLANS, OBJECTIVES, OR FUTURE PERFORMANCE ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS. FASHIONMALL.COM, INC.'S ACTUAL STRATEGIES AND RESULTS IN FUTURE PERIODS MAY DIFFER MATERIALLY FROM THOSE CURRENTLY EXPECTED DUE TO VARIOUS RISKS AND UNCERTAINTIES, INCLUDING THOSE DISCUSSED IN FASHIONMALL.COM, INC.'S 2001 FORM 10-KSB AND SUBSEQUENT 10QSB REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.